UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of report (Date of earliest event reported)    September 19, 1997

                         RELIANCE ACCEPTANCE GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                       0-23854                 36-3235321
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
      of Incorporation)               File Number)          Identification No.)

         400 North Loop 1604 East, Suite 200, San Antonio, Texas       78232
         (Address of Principal Executive Offices)                    (Zip Code)

                                 (210) 496-5910
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5:  Other Events

     On September 19, 1997, Reliance Acceptance Group, Inc. ("RAG") announced the resignation of Jack E. Plunkitt as its President and Chief Operating Officer and as a Director.

     On September 21, 1997, James T. Moran became one of the principal executive officers of RAG. James T. Moran became President and Chief Executive Officer of RAG. Mr. Howard B. Silverman, Mr. Moran's immediate predecessor as CEO of RAG, will remain in his previous role as Chairman of the Board.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  September 30, 1997          By:  /s/ James I. Kaplan
     ------------------------         -------------------------
                                     Senior Vice President, General Counsel and
                                     Corporate Secretary

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